                              TERMINATION AGREEMENT


THIS TERMINATION AGREEMENT is entered into on February 7, 2000 by and among American Airlines, Inc. ("American"), Sabre Holdings Corporation (formerly known as TSG CORPORATION), Sabre Inc. (formerly known as The SABRE Group, Inc.), TSGL Holding, inc., TSGL, Inc., SABRE International, Inc. and SABRE Servicios Colombia, Ltda., (the foregoing companies collectively referred to as "Sabre" herein)

                                   BACKGROUND

A. Each of the parties listed above entered into an "INTERCOMPANY AGREEMENT" dated as of July 2, 1996.

B. The parties agree that within about seven years after the effective date of the INTERCOMPANY AGREEMENT there will no longer be any significant benefit or need for the confidentiality and indemnification obligations established in the INTERCOMPANY AGREEMENT and wish to terminate it by common consent.


NOW THEREFORE, American and Sabre agree as follows:

1. The INTERCOMPANY AGREEMENT will terminate automatically effective July 1, 2003. This termination will not affect the obligations any party may have in respect of any "Indemnifiable Losses" (as defined in the INTERCOMPANY AGREEMENT) which may be claimed before the termination date.


IN WITNESS WHEREOF, the parties have caused this TERMINATION AGREEMENT to be executed in two or more identical counterparts by their duly authorized representatives.






                       [signature blocks are on next page]


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AMERICAN AIRLINES, INC.                     SABRE HOLDINGS CORPORATION


By:                                         By:
        ----------------------                      ----------------------
        Charles D. MarLett
Title:  CORPORATE SECRETARY                 Title:
        ----------------------                      ----------------------


SABRE INC.                                  TSGL HOLDING, INC.


By:                                         By:
        ----------------------                      ----------------------

Title:                                      Title:
        ----------------------                      ----------------------




TSGL, INC.                                  SABRE INTERNATIONAL, INC.


By:                                         By:
        ----------------------                      ----------------------

Title:                                      Title:

        ----------------------                      ----------------------


SABRE SERVICIOS COLOMBIA, LTDA


By:
        ----------------------

Title:
        ----------------------









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